UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(312) 292-5000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 2, 2018, Joseph T. Ryerson & Son, Inc. (“JTR”), a Delaware corporation and wholly owned subsidiary of Ryerson Holding Corporation (“Ryerson”), completed the acquisition of Central Steel and Wire Company, a Delaware corporation (“Central Steel”), pursuant to the terms of the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 4, 2018, by and among JTR, Hunter MergerCo, Inc., a Delaware corporation and wholly-owned subsidiary of JTR (“Merger Sub”), Central Steel, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of Central Steel’s stockholders thereunder. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Central Steel (the “Merger”), with Central Steel surviving the Merger and continuing as a wholly-owned subsidiary of JTR.

Central Steel is a leading metal service center with locations across the Central and Eastern United States. Central Steel employs approximately 900 people and operates out of six locations offering custom solutions utilizing value-added processing and a full line of metal products.

The holders of common stock, par value $5.00 per share (the “Common Stock”), of Central Steel as of the closing of the Merger will receive aggregate Merger consideration of approximately $150.8 million, or approximately $616.32 per share, in cash from Ryerson in connection with the closing of the Merger. In addition, shareholders of Central Steel as of the closing of the Merger may receive up to $7.5 million in the aggregate of additional consideration, which is representative of the amount held back in the transaction pending the final determination of Central Steel’s actual net working capital and net cash (after deducting transaction expenses) to confirm that the closing payment amount was not overstated. Further, if actual net working capital and net cash (after deducting transaction expenses) exceeds the estimated amounts used to calculate the closing payment, such shareholders will receive additional consideration for the amount above such estimates. An additional $1 million has been held back to cover the expenses of the shareholders’ representative pursuant to the Merger Agreement, the balance of which, to the extent not used, will also be distributed to Central Steel’s shareholders as of the closing of the Merger on a pro rata basis.

JTR will also assume approximately $8.9 million in transaction related obligations of Central Steel as a result of the closing of the Merger, including certain transaction expenses and retention and change in control payments.

In connection with the anticipated closing of the Merger and as contemplated by the Merger Agreement, Central Steel declared a special dividend in the amount of $50 on each share of its Common Stock, which was paid on June 29, 2018.

The cash consideration payable to the former Central Steel stockholders was financed using borrowings under that certain Credit Agreement, dated as of July 24, 2015, as amended, by and among Ryerson, JTR and certain directly and indirectly wholly-owned subsidiaries of JTR as borrowers, certain directly and indirectly wholly-owned subsidiaries of JTR as guarantors of obligations under the Credit Agreement, the lender parties thereto, and Bank of America, N.A., as administrative agent and collateral agent.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Ryerson’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2018 and is incorporated in this Item 2.01 by reference.

Item 8.01.	Other Events.

On July 2, 2018, Ryerson issued a press release announcing the consummation of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain Statements made in this Current Report on Form 8-K and other written or oral statements made by or on behalf of Ryerson constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management’s expectations, beliefs, intentions, plans, estimates, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. Ryerson cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact the metals distribution industry and our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented market in which we operate; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals producer industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2017, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. Ryerson does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K to be filed with the SEC within the period required pursuant to applicable SEC rules.

(b)	Pro forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K to be filed with the SEC within the period required pursuant to applicable SEC rules.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of June 4, 2018, by and among Joseph T. Ryerson & Son, Inc., Hunter MergerCo, Inc., Central Steel and Wire Company, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the Stockholder Representative thereunder (incorporated by reference to Exhibit 2.1 to Ryerson Holding Corporation’s Current Report on Form 8-K filed with the SEC on June 5, 2018).

99.1	Press Release, dated July 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2018

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
	Name:	Erich S. Schnaufer
	Title:	Chief Financial Officer